EXHIBIT 99.14

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES AS PERMITTED BY THE SECURITIES PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ISSUED.

                          COMMON STOCK PURCHASE WARRANT                    NO. 1

                      To Purchase Shares of Common Stock of

                          FP TECHNOLOGY HOLDINGS, INC.

      This COMMON STOCK PURCHASE WARRANT (this "WARRANT") certifies that, for value received, TRIDENT GROWTH FUND, L.P., a Delaware limited partnership (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof, September 13, 2005 (the "INITIAL EXERCISE DATE") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the "TERMINATION DATE"), to subscribe for and purchase from FP TECHNOLOGY HOLDINGS, INC., a Delaware corporation (the "COMPANY"), up to such number of shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), subject to adjustment herein (the "WARRANT Shares") as determined by the following formula.

      2,000,000 divided by: 80% of the average price per share of the Common Stock and Common Stock Equivalents sold to any Person in the first Qualifying Transaction to be consummated following the Initial Exercise Date (determined by dividing the total number of shares of Common Stock issued plus shares issuable under Common Stock Equivalents in such Qualifying Transaction, by the aggregate consideration received by the Company plus all consideration to be received upon exercise or conversion of all Common Stock Equivalents issued in such Qualifying Transaction). With respect to determining the price paid per share in any asset purchase, only shares of Common Stock actually issued and outstanding shall be used in determining such per share calculation.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 1

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      In the event no Qualifying  Transaction has been  consummated on or by the first anniversary hereof, then the number of Warrant Shares purchasable hereby shall equal 5% (subject to adjustment as set forth in Section 4.16 of the Purchase Agreement) of then outstanding Common Stock, computed on a Fully Diluted Basis.

      Notwithstanding the foregoing, the parties agree that the number of Warrant Shares to be issued in accordance herewith shall be adjusted up from the determination resulting from the foregoing formula by mutual agreement of the parties in the event that any convertible securities are sold to investors in any Qualifying Transaction, the parties hereby recognizing that the issuance thereof, even at an exercise or conversion price above the Exercise Price (as defined below), would increase the value of the securities issued to such investors and thus entitle Holder to a greater number of Warrant Shares. The parties agree to negotiate such determination in good faith;

      The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), of even date herewith, entered into by and among the Company and the Purchasers signatory thereto.

      Section 2. Exercise.

            a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date (each, an "EXERCISE DATE") by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Business Days of the date said
      Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

            b) Exercise Price. The EXERCISE PRICE (so called herein) of each share of Common Stock under this Warrant shall be equal to:

                  (i) 50% of the average price per share of the Common Stock and
            Common Stock Equivalents sold to any Person in the first Qualifying Transaction to be consummated following the Initial Exercise Date (determined by dividing the total number of shares of Common Stock issued plus shares issuable under Common Stock Equivalents in such Qualifying Transaction, by the aggregate consideration received by the Company plus all consideration to be received upon exercise or conversion of all Common Stock Equivalents issued in such Qualifying Transaction). With respect to determining the price paid per share in any asset purchase, only shares of Common Stock actually issued and outstanding shall be used in determining such per share calculation; or

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 2

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                  (ii) if no Qualifying  Transaction  as described in subsection
            (i) above has occurred on or by the first anniversary hereof, $.01 per share.

            Notwithstanding the foregoing, the parties agree that the Exercise Price shall be adjusted down from the determination resulting from the foregoing formula by mutual agreement of the parties in the event that any convertible securities are sold to investors in any Qualifying Transaction, the parties hereby recognizing that the issuance thereof, even at an exercise or conversion price above the Exercise Price, would increase the value of the securities issued to such investors and thus entitle Holder to a greater number of shares of Common Stock upon conversion hereof. The parties agree to negotiate such determination in good faith.

      c)  Cashless  Exercise.  If at any time  after  one year  from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose or, if the Common Stock is not traded, then such price as is reasonably determined by the Company's Board of Directors;

            (B)   = the Exercise Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 3

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            Notwithstanding  anything herein to the contrary, on the Termination
      Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

            d) Exercise Limitations. At any time after the Common Stock is registered under Section 12 of the Exchange Act, the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% (or as applicable, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing determination, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon such exercise of this Warrant less the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant and (B) exercise or conversion of the unexercised or unconverted portion of any other Securities (including, without limitation, any other Debentures or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) Schedule 3.1(g) to the Purchase Agreement, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

            e) Mechanics of Exercise.

                  i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 4

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                  ii. Delivery of Certificates  Upon Exercise.  Certificates for
            shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Business Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("WARRANT SHARE DELIVERY DATE"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

                  iii.Delivery  of New Warrants Upon  Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  iv.  Rescission  Rights.  If the  Company  fails to cause  its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this
            Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 5

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                  v.  Compensation  for  Buy-In on  Failure  to  Timely  Deliver
            Certificates  Upon  Exercise.   In  addition  to  any  other  rights
            available to the Holder, if at such time that the Common Stock is registered under the Exchange Act, the Company fails to cause its
            transfer   agent  to  transmit  to  the  Holder  a  certificate   or
            certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which
            (x)  the  Holder's  total  purchase   price   (including   brokerage
            commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.


                  vi. No Fractional  Shares or Scrip.  No  fractional  shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall round such fractional share up to the next whole number.

                  vii.Charges,  Taxes and Expenses. Issuance of certificates for
            Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 6

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                  viii.  Closing  of  Books.  The  Company  will not  close  its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.



      Section 3. Certain Adjustments.

            a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            b) Subsequent Equity Sales. If the Company at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

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            c) Pro Rata Distributions.  If the Company, at any time prior to the
      Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise
      Price  in  effect   immediately   prior  to  the  record  date  fixed  for
      determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the closing bid price of the Common Stock on the then principal Trading Market determined as of the record date mentioned above (if the closing bid price of the Common Stock on the then principal Trading Market shall then be determinable and otherwise the fair market value per share as determined by the Board of Directors in good faith, and of which the numerator shall be such closing bid price of the Common Stock on the then principal Trading Market on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            d) Fundamental Transaction. If, at any time while this Warrant is outstanding, there occurs a Fundamental Transaction, then, upon any subsequent conversion of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder,
      (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or
      (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined by the difference between the applicable Exercise Price and the amount of cash paid per share to the shareholders of the Company (the "ALTERNATE CONSIDERATION"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 8

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            e) Exempt Issuance.  Notwithstanding the foregoing,  no adjustments,
      Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance.

            f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this
      Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

            g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            h) Intentionally Omitted.

            i) Notice to Holders.

                  i. Adjustment to Exercise  Price.  Whenever the Exercise Price
            is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction. The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 9
                  ii.Notice  to Allow  Exercise  by Holder.  If (A) the  Company
            shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 10

      Section 4. Transfer of Warrant.

            a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

            b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

            d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
      promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.


Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 11

      Section 5. Put Option. Upon the earlier of (i) the closing of a Fundamental Transaction; (ii) an assignment by the Company for the benefit of its creditors, the insolvency of the Company, the inability to pay its debts, or the filing of any petition for voluntary or involuntary bankruptcy or similar proceeding for or against the Company; (iii) (any uncured Event of Default under any of the Transaction Documents; or (iv) the first anniversary of the Initial Exercise Date if no Registration Statement attempting to register the Underlying Shares has been declared effective by the SEC in accordance with Section 12 of the Exchange Act, Holder shall maintain, at its option (but not obligation), the right, upon written notice to the Company, to put this Warrant (or at least what portion remains thereof) back to the Company (the "PUT OPTION") for cash in an amount equal to: the product obtained by multiplying (x) the number of Warrant Shares subject hereto on the date of such notice (the "PUT OPTION DATE") divided by the total number of shares of Common Stock issued and outstanding on the Put Option Date; and (y) the Fair Market Value of the Company (the "PUT OPTION PRICE"). The Put Option Price shall be paid in cash or by wire transmission by the 15th day following Put Option Date. For purposes of this Section 5, "FAIR MARKET VALUE OF THE COMPANY" shall mean the greater of (i) 7 times the Company's total revenue for the 12 months immediately preceding the Put Option Date less interest bearing indebtedness plus cash; (ii) 7 times the Company's total annual revenue for the Company's most recent fiscal year ending prior to the Put Option Date less interest bearing indebtedness plus cash; or (iii) the valuation given in connection with any equity raise commenced or closed prior to the Put Option Date. In the event the Company cannot legally comply with the Put Option or otherwise fails to comply with the terms hereof, upon Holder's election, the Put Option shall automatically become a note payable in the form of the Debenture (of even date herewith entered into by and between these parties) for the Put Option Price at the interest rate and term stated therein, and Company hereby agrees to execute and deliver such debenture or other documents to evidence same.

      Section 6. Covenants.

            (a) Negative Covenants. So long as any portion of this Warrant is outstanding, without the prior written consent of the Holder, which consent may be withheld in the sole discretion of the Holder, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

                  i. Repayment of Shares.  Repay,  repurchase or offer to repay, repurchase or otherwise acquire more than a de minimus number of shares of its Common Stock or other equity securities or as otherwise permitted by the Transaction Documents;

                  ii. Bylaws. Amend its certificate of incorporation,  bylaws or other charter documents so as to adversely affect any rights of the Holder in its capacity as a holder of the Warrant;

                  iii. Sale of Assets, Dissolution, Etc. Transfer, sell, assign, lease or otherwise dispose of any of its properties or assets, or any assets or properties necessary or desirable for the proper conduct of its business, or transfer, sell, assign or otherwise dispose of any of its accounts, or contract rights to any person or entity, or change the nature of its business, wind-up, liquidate or dissolve, or agree to any of the foregoing, other than in the ordinary course of business;

                  iv. Compensation. Increase the compensation of any of its officers or consultants making more than $100,000 per year, hire any relative of any officer, director or shareholder of the Company, or pay a bonus to any such person;

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 12

                  v. Subsidiaries. Establish or form a partially or wholly owned
            Subsidiary. Sell, transfer or assign any interest in the Company's existing Subsidiaries;

                  vi. No Further Issuance of Securities. Other than in accordance herewith, create, issue or permit the issuance of any additional securities of the Company or of any of its Subsidiaries (including with respect to any Qualifying Transaction), if any, or any rights, options or warrants to acquire any such securities, and in the event that Company desires to issue securities with preferences or rights greater than that which the Common Stock has, the Holder will have the option of purchasing such stock in lieu of the Common Stock hereby;

                  vii. No Dividends; No Redemption. Declare any dividend, pay or set aside for payment any dividend or other distribution, in cash, stock, or other property, or make any payment to any related parties, including to any preferred stockholders, as a dividend, redemption, or otherwise, other than the payment of salaries in the ordinary course of business;

                  viii. Stock Splits. Undertake a reverse or forward stock split or reclassification of the Common Stock; or

                  ix. Agreement. Enter into any agreement obligating the Company to undertake any of the matters set forth in this Section 6(a).

            (b) Affirmative Covenants. So long as any portion of this Warrant is outstanding and unless the Holder otherwise consents in writing, which consent may be withheld in the sole discretion of the Holder, the Company will:

                  i. True Books.  Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set aside on its books such reserves as may be required by GAAP, consistently applied, with respect to all taxes, assessments, charges, levies and claims referred to in (a) above, and with respect to its business in general, and include such reserves in interim as well as year-end financial statements;

                  ii. Right of Inspection.  Permit any person  designated by the
            Holder, at the Holder's expense, to visit and inspect any of the properties, books and financial reports of the Company, all at such reasonable times upon three (3) Business Days prior notice to Company, and as often as the Holder may reasonably request, provided the Holder does not unreasonably interfere with the daily operations of the Company and Holder executes a confidentiality agreement; and

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 13

                  iii. Financial Reporting.  The Company shall provide to Holder audited annual financial statements, audited by mutually agreed upon independent certified public accounting firm. Said financial statements shall be prepared in accordance with GAAP, consistently applied, and shall be delivered to Holder within ninety (90) days after the close of the Company's fiscal year. The report of the auditor that accompanies the financial statements shall not contain any qualifications or limitations, such auditor to be a mutually agreeable accounting firm. The Company's fiscal year ends on June 30, and shall not be changed without the prior written consent of the Holder. The Company shall provide to Holder unaudited monthly financial statements (including month to date and year to date actual to prior periods) and a report in such form as is acceptable to Holder, both presented in accordance with GAAP, consistently applied (subject to such exceptions for interim financials as may be noted by the Company thereon), and shall be delivered to Holder within thirty (30) days after the close of the Company's month. The Company shall also deliver any other reports reasonably requested by Holder. If the statements or reports are not delivered within thirty
            (30) days of the close of any month, then the Company will pay a late fee of $250 per day until the report is delivered in adequate form in the sole discretion of Holder.

      Section 7. Miscellaneous.

            a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

            b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 14

            e) Authorized Shares.

            The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

            Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            f)  Jurisdiction.   All  questions   concerning  the   construction,
      validity,   enforcement  and  interpretation  of  this  Warrant  shall  be determined in accordance with the provisions of the Purchase Agreement.

            g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            h) Expenses. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 15

            i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            m) Amendment and Waiver. This Warrant may be modified or amended only with the written consent of the Company and the Holder. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

            n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            p) Registration Rights. The Holder has certain rights with respect to the registration of the Warrant Shares upon exercise of this Warrant, such rights being specifically set forth in the Purchase Agreement entered into by and between Holder and the Company on the date hereof.

     Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 16

                            [Signature Page Follows]

Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Page 17

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  September 13, 2005

                                   FP TECHNOLOGY HOLDINGS, INC.


                                   By:__________________________________________
                                   Name:
                                   Title:




Common Stock Purchase Warrant (FP Technology Holdings, Inc.), Signature Page

                               NOTICE OF EXERCISE

TO:      FP TECHNOLOGY HOLDINGS, INC.

            (1) The undersigned hereby elects to purchase ________ Warrant Shares of FP Technology Holdings, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Payment shall take the form of (check applicable box):

                  |_| in lawful money of the United States; or

                  |_| the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

            (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------


The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

            (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: __________________________________________________________________________

                                 ASSIGNMENT FORM


                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



            FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

___________________________________________________________________.




___________________________________________________________________




                                        _________ Dated: ______________, _______


                  Holder's Signature:___________________________

                  Holder's Address:_____________________________

                                   _____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.